UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 11, 2024 (March 5, 2024)

Corebridge Financial, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware		001-41504	95-4715639
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

2919 Allen Parkway, Woodson Tower,
Houston,	Texas		77019
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s Telephone Number, Including Area Code: 1-877-375-2422

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CRBG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 5, 2024, the Board of Directors (the “Board”) of Corebridge Financial, Inc. (the “Company”) elected Deborah Leone, age 60, effective immediately. There was no arrangement or understanding between Ms. Leone and any other person pursuant to which she was selected as a director. Ms. Leone will be compensated in accordance with previously disclosed compensation programs for the Company’s independent directors.
Item 8.01 Other Events.
On March 11, 2024, the Company issued a press release announcing the appointment of Ms. Leone as a director, a copy of which is furnished as Exhibit 99.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

99.1	Press release dated March 11, 2024
104	Cover Page to this Current Report on Form 8-K in Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Corebridge Financial, Inc.

Date:	March 11, 2024	By:	/s/ Christine Nixon
			Name:	Christine Nixon
			Title:	Executive Vice President and General Counsel